SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                  July 28, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)



                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                        1-16619                        73-1612389
-------------             ------------------------           -------------------
  (State of               (Commission File Number)             (IRS Employer
Incorporation                                                Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                        73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)


                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)


Item 9.   Regulation FD Disclosure

               On July 28, 2004 Kerr-McGee Corporation will hold a security analyst meeting to discuss its second-quarter 2004 financial and operating results and expectations for the future. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2004. A table providing the projection ranges of 2004 average daily oil and natural gas production is attached hereto as an exhibit and is incorporated by reference herein.

               Kerr-McGee Corporation has posted on its website, at http:/www.kerr-mcgee.com, a table containing Oil and Gas Derivatives as of July 2004. The table is attached hereto as an exhibit and is incorporated by reference herein.

Item 12.  Results of Operations and Financial Condition

               Kerr-McGee Corporation has posted on its website, at http://www.kerr-mcgee.com, a table containing a reconciliation of GAAP to Adjusted Net Income for the year-to-date and quarterly fiscal periods ended June 30, 2004. The table is attached hereto as an exhibit and is incorporated by reference herein. (This report is also furnished pursuant to Item 9.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Projected Daily Average Production Volumes
          99.2 Oil and Gas Derivatives
          99.3 Reconciliation of GAAP to Adjusted Net Income

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   KERR-MCGEE CORPORATION

                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: July 28, 2004